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                                                                   Exhibit 10.33

                            CONTINENTAL HOLDINGS LTD.


THIS SECURITY AGREEMENT DATED March 27, 1998.

1.    DEFINITIONS

The following definitions shall apply herein:

      "ACT" means the Personal Property Security Act of the Province of Alberta in effect on the date hereof;

      "ACCESSIONS", "ACCOUNT", "CHATTEL PAPER", "CONSUMER GOODS", "DOCUMENT OF TITLE", "EQUIPMENT", "FINANCING CHANGE STATEMENT", "FINANCING STATEMENT", "GOODS", "INSTRUMENT", "INTANGIBLE", "INVENTORY", "MONEY", "PURCHASE MONEY SECURITY INTEREST" and "SECURITY" shall have the meanings ascribed to them in the Act and shall be deemed to include both the singular and plural of such terms. All other capitalized words or terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Act and the Regulations passed pursuant thereto;

      "AGREEMENT", "HEREIN", and similar expressions refer to the whole of this Security Agreement and not to any particular section or other portion thereof and extend to and include every instrument which amends or supplements this Agreement;

      "COLLATERAL" means the specific personal property of the Debtor described on the attached Schedule "A", together with all Accounts of the Debtor and all documents, writings, papers, books of account and records relating to the foregoing and all rights and interests therein, but shall not include:

      (a) the last day of any term of years reserved by any lease, verbal or written, or any agreement therefor now or hereafter held by the Debtor, it being the intention that the Debtor shall stand possessed of the reversion remaining in respect of any leasehold interest forming part of the Collateral upon trust to assign and dispose thereof as Venture may after default direct,

      (b)   Consumer Goods, or

      (c)   those specific items, if any, described on the attached Schedule
            "B";

      "CREDIT AGREEMENT" means the $4,000,000.00 (U.S.) credit agreement entered into as of the date hereof between Venture, as lender, and the Debtor, as borrower, as amended, modified, supplemented, replaced or restated, from time to time;

      "DEBTOR" means Continental Holdings Ltd.;

      "DEFAULT" means the happening of any one or more of the events or conditions described in Section 7 and such term shall be deemed to include each, any, or all such events or conditions, whether any
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      such event is voluntary or involuntary or is effected by operation of law or pursuant to or in compliance with any judgement, decree or order of any Court or any order, rule or regulation of any administrative or governmental body;

      "INDEBTEDNESS" means and includes any and all obligations, indebtedness and liability of the Debtor to Venture pursuant to the Credit Agreement, (including but not limited to principal, interest and all costs on a full indemnity basis) present or future, direct or indirect, absolute or contingent, matured or not, extended or renewed, wherever and however incurred, together with any ultimate unpaid balance thereof, whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again all pursuant to the Credit Agreement;

      "PERMITTED ENCUMBRANCES" means those specific security interests, if any, whether by way of mortgage, lien, claim, charge or otherwise, listed on Schedule "A" or hereafter approved in writing by Venture prior to their creation or assumption;

      "PROCEEDS" shall have the meaning ascribed to it in the Act and shall be interpreted to include bank accounts, cash, trade-ins, Equipment, notes, Chattel Paper, Goods, contractual rights, Accounts and any other personal property or obligation received when Collateral or Proceeds thereof are sold, exchanged, collected or otherwise disposed of;

      "RECEIVER" means any one or more persons (whether officers of Venture or not), firms or corporations appointed pursuant to subsection 9(f) and shall be deemed to include a receiver, manager, receiver-manager, or receiver and manager;

      "SECURITY INTEREST" means the security interest granted by the Debtor to Venture pursuant to this Agreement;

      "SECURITIES PURCHASE AGREEMENT" means the securities purchase agreement entered into as of the date hereof among the Debtor, Leslie J. Stinn, Sandra Kelly, Elaine B. McCarthy, Gregory A. Stinn, Roy D. Self and Venture, as amended, modified, supplemented, replaced or restated, from time to time;

      "SPECIFICALLY DESCRIBED COLLATERAL" means those items, if any, described in Schedule "A" which comprise part of the Collateral; and

      "VENTURE" means Venture Seismic Ltd.

      2.    GRANT OF SECURITY INTEREST

For value received (the receipt and sufficiency of which is hereby acknowledged), the Debtor hereby grants, assigns, conveys, mortgages, pledges and charges, as and by way of a specific mortgage, pledge and charge and grants a continuing Purchase Money Security Interest to and in favour of Venture in the Collateral, subject to the Permitted Encumbrances.
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3.    INDEBTEDNESS SECURED

The Security Interest secures payment and satisfaction of the Indebtedness; provided however, that if the Security Interest in the Collateral is not sufficient to satisfy the Indebtedness of the Debtor in full, the Debtor agrees that the Debtor shall continue to be liable for any Indebtedness remaining outstanding and Venture shall be entitled to pursue full payment and satisfaction thereof.

4.    ATTACHMENT OF SECURITY INTEREST

The Security Interest shall attach to the Collateral at the earliest possible moment in accordance with the Act, there being no intention on the part of the Debtor and Venture that it attach at any later time.

5.    REPRESENTATIONS AND WARRANTIES OF THE DEBTOR

The Debtor represents and warrants, and as long as this Agreement remains in effect and except for Sections 5(j) and (k) below, shall be deemed to continuously represent and warrant, that:

      (a) the Debtor is duly organized, existing and in good standing under the laws of its incorporating jurisdiction and of each other jurisdiction in which the nature of its activities make such necessary;

      (b) the Debtor has the right, power and authority to enter into this Agreement and to grant the Security Interest;

      (c) the execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action and are not in contravention of any instrument by which the Debtor has been incorporated or continued, any instrument amending any such instrument, any internal regulation of the Debtor, any law, or any indenture, agreement or undertaking to which the Debtor is a party or by which it is bound;

      (d) the Debtor has not previously carried on business, does not currently carry on business, and shall not, without the prior written consent of Venture, in the future carry on business under any name other than the name set forth in paragraph 1;

      (e) the Collateral is genuine and is legally and beneficially owned or leased by the Debtor free of all security interests except for the Security Interest and the Permitted Encumbrances;

      (f) the description of the Specifically Described Collateral contained herein is complete and accurate in accordance with the PPSA and all serial numbers affixed or ascribed to any of the Collateral have been provided to Venture;

      (g) each Chattel Paper, Intangible and Instrument constituting Collateral is enforceable in accordance with its terms against the party obligated to pay the same (the "ACCOUNT DEBTOR"), the amount represented by the Debtor to Venture from time to time as owing by each Account Debtor shall be the correct amount owing by such Account Debtor;

      (h) the locations specified in the attached Schedule "C" as to business operations and records are accurate and complete and, except for such portions of the Collateral removed for repair
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            and then replaced, and except as otherwise agreed to by Venture, and except for Goods in transit to such locations and Inventory on lease or consignment, all Collateral shall be situate at one of such locations;

      (i) all financial statements, certificates and other information concerning the Debtor's financial condition or otherwise from time to time furnished by the Debtor to Venture are and shall be in all material respects complete, correct and fair representations of the affairs of the Debtor stated in accordance with generally accepted accounting principles applied on a consistent basis;

      (j) as of the date hereof, there has not been a material adverse change in the Debtor's position, financial or otherwise, from that indicated by the financial statements which have been delivered to Venture;

      (k) as of the date hereof, there are no actions, suits or proceedings pending or, to the knowledge of the Debtor, threatened against the Debtor except as have been disclosed in writing to and approved by Venture; and

      (l)   none of the Collateral is or shall be Consumer Goods.

6.    COVENANTS OF THE DEBTOR AND OF VENTURE

A.    The Debtor covenants:

      (a) to defend the Collateral against the claims and demands of all other parties claiming the same or an interest therein and to keep the Collateral free from all security interests except for the Security Interest and the Permitted Encumbrances;

      (b) except pursuant to or as contemplated by the Securities Purchase Agreement or as expressly permitted herein, not to sell, exchange, transfer, assign, destroy, lease or otherwise dispose of the Collateral or any interest therein without the prior written consent of Venture;

      (c) except as expressly permitted herein, not to move the Specifically Described Collateral from its current locations, as indicated on Schedule "C", without the prior written consent of Venture;

      (d) upon Default, to assemble and deliver the Collateral to Venture at such location as Venture may direct;

      (e)   to notify Venture promptly in writing of:

            (i) any change in the information contained in this Agreement including any information relating to the Debtor (including its name), the Debtor's business, the Collateral, or the locations of the Collateral or the records of the Debtor, so that Venture shall be constantly advised of all places where the Debtor conducts its business, maintains the Collateral and maintains its records,

            (ii) the details of any significant acquisition of Collateral (including serial numbers
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                  where required under the Act in connection with registration or as otherwise requested by Venture), and for the purposes of this Agreement "SIGNIFICANT" shall mean any item or items the value of which exceeds in the aggregate $100,000.00,

            (iii) any Default pursuant to Section 7 hereunder of which the
                  Debtor is aware,

            (iv) the occurrence of any other circumstance which has a reasonable likelihood of having a material adverse effect on the Debtor,

            (v) the details of any claims or litigation affecting the Debtor or the Collateral in excess of $25,000.00,

            (vi)  any material loss or damage to the Collateral,

            (vii) any material default by an Account Debtor in payment or other performance of its obligations with respect to any Collateral, and

            (viii) the return to or repossession by the Debtor of any Collateral in excess of $25,000.00;

      (f) to keep in all material respects all of its property, including the Collateral, in good order, condition and repair and not to use the Collateral in violation of the provisions of this Agreement or in material violation of any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable statute, law, by-law, rule, regulation or ordinance having jurisdiction over the Collateral;

      (g) to execute, acknowledge and deliver such further agreements and documents supplemental hereto (including financing statements, further schedules to this Agreement, assignments and transfers) and to do all acts, matters and things as may be reasonably requested by Venture in order to give effect to this Agreement and to perfect the Security Interest, including but not limited to any of the same which may be required to correct or amplify the description of any Collateral or for any other purpose not inconsistent with the terms of this Agreement;

      (h) to pay all reasonable costs and expenses on a full indemnity basis (including legal fees as between a solicitor and his own client) incidental to:

            (i) maintaining, protecting and defending the Collateral, the Security Interest, and all of Venture's rights and interest arising pursuant to this Agreement, and

            (ii) the exercise of any rights or remedies of Venture pursuant to this Agreement, including but not limited to the reasonable costs of the appointment of a Receiver and all reasonable expenditures incurred by such Receiver, the reasonable cost of any sale proceedings (whether the same prove abortive or not), and all reasonable costs of inspection, and all other reasonable costs and expenses incurred by Venture in connection with or arising out of, directly or indirectly, this Agreement, all without limitation. All such costs and expenses shall be payable by the Debtor immediately upon demand from Venture and until paid shall bear interest from the
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                  date incurred by Venture at the rate of interest then
                  chargeable by Venture to the Debtor on any of the Indebtedness under the Credit Agreement. The amount of all such costs and expenses shall be added to the Indebtedness and shall be secured by this Agreement;

      (i) except where being contested in good faith and by appropriate proceedings, to punctually pay and discharge all taxes, rates, levies, assessments and other charges of every nature which might result in any lien, encumbrance, right of distress, forfeiture or termination or sale, or any other remedy being enforced against the Collateral and to provide to Venture upon request satisfactory evidence of such payment and discharge;

      (j) to maintain its corporate existence, and to diligently preserve in all material respects all its material rights, licenses, powers, privileges, franchises and goodwill;

      (k) to observe and perform in all material respects its obligations and comply in all material respects with all conditions under leases, licenses and other agreements regarding the Collateral to which it is a party or pursuant to which any of the Collateral is held;

      (l) to carry on and conduct its business in an efficient and proper manner so as to preserve and protect the Collateral and income therefrom;

      (m) to keep, in accordance with generally accepted accounting principles consistently applied, proper books of account and records of all transactions in relation to its business and the Collateral and will deliver to Venture the following:

            (i) within 90 days after the close of each fiscal year of the Debtor, copies of A. the balance sheet of the Debtor as of the end of such fiscal year, B. statements of income of the Debtor for such fiscal year and C. statements of cash flow and stockholders' equity of the Debtor for such fiscal year, setting forth in each case in comparative form the corresponding figures for the previous annual period, including notes thereto for the foregoing, all in reasonable detail, prepared in accordance with generally accepted accounting principles consistently followed throughout the periods involved and certified by Ernst & Young or another firm of independent chartered accountants of recognized national standing selected by the Debtor and reasonably satisfactory to Venture,

            (ii) within 45 days after the close of each fiscal quarter of the Debtor, copies of A. the balance sheet of the Debtor as of the end of such fiscal quarter, B. statements of income of the Debtor for such fiscal quarter, C. statements of cash flow of the Debtor for such fiscal quarter, setting forth in each case in comparative form the corresponding figures for the preceding fiscal quarter, for the year to date and for the comparable periods in the preceding year, all in reasonable detail, prepared in accordance with generally accepted accounting principles consistently followed throughout the periods involved and certified in writing by the principal financial officer of the Debtor as fairly presenting the financial position and results of operations of the Debtor for the fiscal quarter indicated, subject to year-end audit adjustment, and
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                  (iii) promptly upon, and in any event within 10 days after their becoming available, a copy of A. all reports, financial statements and other materials delivered or sent by the Debtor to its directors and shareholders and
                        B. all management letters reviewing the Debtor's accounting and control procedures that the Debtor receives from its independent chartered accountants. If for any period the Debtor shall have any subsidiary or subsidiaries whose accounts are consolidated with those of the Debtor, then the financial statements delivered for such period pursuant to the foregoing clauses A. and
                        B. shall be the consolidated and consolidating financial statements of the Debtor and all such consolidated subsidiaries;

      (n) to observe and conform in all material respects to all valid requirements of law and of any governmental or municipal authority relating to the Collateral or the carrying on by the Debtor of its business;

      (o) at all reasonable times, to allow Venture access to its premises in order to view the state and condition of the Collateral and to inspect its books and records in connection with the Collateral and make extracts therefrom;

      (p) to insure the Collateral for such periods, in such amounts, on such terms, with such insurers and against such loss or damage by fire and other such risks as Venture reasonably directs, with loss payable to Venture and the Debtor as insureds, as their respective interests may appear, to pay all premiums therefor, to deliver evidence of the same on request, and to do all acts necessary to obtain payment to Venture of any insurance proceeds payable to Venture;

      (q) to prevent the Collateral from being or becoming an Accession or a fixture to other property not covered by this Agreement except for the Permitted Encumbrances;

      (r)   to deliver to Venture from time to time promptly upon request:

            (i) copies of any Documents of Title, Instruments, Securities and Chattel Paper constituting the Collateral,

            (ii) copies of all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Collateral,

            (iii) copies of all policies and certificates of insurance relating to the Collateral, and

            (iv) such further information concerning the Collateral, as Venture may reasonably request, subject to material compliance by Venture with section 6B of this Agreement and except for such information as the Debtor is prohibited from providing under confidentiality agreements with the Debtor's customers or otherwise; and

      (s)   not to change the present use of the Collateral.

B. Venture covenants that Venture shall and shall cause its respective affiliates and officers and directors, and shall use its best efforts to cause all their other respective employees, auditors, attorneys,
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consultants, advisors and agents, to treat as confidential and hold in strict confidence, unless compelled to disclose by judicial or administrative process, or, in the opinion of its counsel, by other requirements of law, and after prior written notice to Continental, all confidential information of Continental furnished to Venture by Continental, or any of its representatives, in connection with the Credit Agreement or this Agreement and will not release or disclose such confidential information to any other person, except their respective auditors, attorneys, financial advisors and other consultants, and advisors in connection with the Credit Agreement and this Agreement. After the Indebtedness is paid in full, (i) such confidence shall be maintained by Venture and Venture shall cause its officers and directors and affiliates and shall use its best efforts to cause such other persons to maintain such confidence, except to the extent such information comes into the public domain (other than as a result of an action by such party, its officers, directors or such other persons in contravention of this Agreement), (ii) Venture shall and shall cause its officers and directors and affiliates and shall use its best efforts to cause such other persons to refrain from using any of such confidential information except in connection with this Agreement, and (iii) upon the request of Continental, Venture shall promptly return to Continental any written materials remaining in Venture's possession or under its control, which materials were received from Continental or its representatives.

7.    EVENTS OF DEFAULT

The following constitute Default:

      (a) non-payment when due, whether by acceleration or otherwise, of any principal or interest forming part of the Indebtedness;

      (b) failure of the Debtor to complete the Equity Conversion (as defined in the Credit Agreement) on and subject to the terms of the Credit Agreement;

      (c) failure of the Debtor to perform or observe any material obligation, covenant, term, provision or condition contained in this Agreement (other than as to payment of monies hereunder and Section 7(b)) and such default shall remain unremedied 30 days from the date the Debtor receives notice thereof from Venture;

      (d) the Debtor makes a voluntary assignment or proposal in bankruptcy or otherwise acknowledges its insolvency, a bankruptcy petition is filed or presented against the Debtor, the making of an authorized assignment for the benefit of the creditors of the Debtor, the appointment of a receiver, receiver-manager, receiver and manager or trustee for the Debtor or any assets of the Debtor, or the institution by or against the Debtor of any other type of insolvency proceeding under the Bankruptcy and Insolvency Act, the Companies' Creditors Arrangement Act or similar legislation in any jurisdiction;

      (e) the commencement of any action or proceeding for, terminating the corporate existence of the Debtor, whether by way of winding-up, surrender of charter or otherwise;

      (f) any encumbrance or security interest affecting the Collateral becomes enforceable and has not been remedied by the Debtor within 30 days after the Debtor receives notice thereof; provided, however the Debtor shall not be in default regarding any such encumbrance or security interest where (i) the Debtor's obligations thereunder are not at the time due or delinquent; or (ii) the validity thereof is being contested by the Debtor in good faith and by appropriate proceedings and provided that no execution in respect of such encumbrance or
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            security interest has been initiated unless, if initiated, such execution has been stayed;

      (g) any indebtedness for borrowed money of the Debtor in an aggregate principal amount exceeding $100,000.00 (i) shall be duly declared to be or shall become due and payable prior the stated maturity thereof, and is not paid by the Debtor within 30 days of the Debtor receiving notice thereof or (ii) shall not be paid as and when the same becomes due and payable, including any applicable grace period, and is not paid by the Debtor within 30 days of the Debtor receiving notice thereof;

      (h)   the Debtor ceases or threatens to cease to carry on its business;

      (i) any execution or other process of any Court becomes enforceable against the Debtor or a distress or analogous process is levied upon the assets of the Debtor or any part thereof (whether or not forming part of the Collateral) in excess of $100,000.00 and has not been remedied by the Debtor within 30 days after the Debtor receives notice thereof; provided, however, the Debtor shall not be in default regarding any such execution, distress or process which is being contested in good faith and by appropriate proceedings, including any execution or process arising out of any judgment, order, award or claim against the Debtor with respect to which the Debtor is in good faith prosecuting an appeal or proceeding for review, provided that no execution or other process in respect thereof has been initiated unless, if initiated, such execution has been stayed;

      (j) the Debtor permits any amount which has been admitted as due by it or is not disputed to be due by it and which forms, or is capable of being made, a charge upon the Collateral in priority to, or pari passu with, the charge created by this Agreement to remain unpaid for 30 days after proceedings have been taken to enforce the same;

      (k) the Debtor allows any amount outstanding from it to any governmental agency pursuant to any state, local, federal or provincial statute, rule, law or regulation to remain unpaid for 30 days after the Debtor receives notice of such unpaid amount, provided, however, that the Debtor is not in default in respect of any payment obligation with respect thereto if the Debtor is in good faith and by appropriate proceedings diligently contesting such obligation and adequate provision is made for the payment thereof;

      (l) a corporate dispute occurs within the Debtor between or among any of its shareholders, directors or officers which may hamper the business operations of the Debtor or otherwise adversely affect the Debtor's business, assets or the Collateral; or

      (m) any representation or warranty furnished by the Debtor pursuant to or in connection with this Agreement proves to have been false or misleading as of the day made in any material respect or to have omitted any material contingent or unliquidated liability or claim against the Debtor unless such representation or warranty is rectified by the Debtor within 30 days after the Debtor receives notice thereof.

8.    ACCELERATION

In the event of a Default Venture, in its sole discretion, may declare all or any part of the Indebtedness which is not by its terms payable on demand to be immediately due and payable, without demand, with notice to
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the Debtor. The provisions of this clause shall not in any way affect any rights of Venture with respect to any Indebtedness which may now or hereafter be payable on demand.

9.    REMEDIES

Upon Default Venture shall have the following rights and powers, which Venture may exercise immediately:

      (a) to enter upon the premises of the Debtor or any other premises where the Collateral may be situated and to take possession of all or any part of the Collateral, by any method permitted by law, to the exclusion of all others, subject to the Permitted Encumbrances, including the Debtor, its directors, officers, agents and employees, and the Debtor hereby waives and releases Venture and any Receiver from all claims in connection therewith or arising therefrom;

      (b) to remove all or any part of the Collateral to such place as Venture deems advisable;

      (c) to preserve and maintain the Collateral and to do all such acts incidental thereto as Venture considers advisable, including but not limited to making replacements and additions to the Collateral;

      (d) to collect, demand, sue on, enforce, recover and receive Collateral and give receipts and discharges therefor, and may do any such act and take any proceedings related thereto in the name of the Debtor or otherwise as Venture considers appropriate;

      (e) to sell, lease, or otherwise dispose of the Collateral in such manner, at such time or times and place or places, for such consideration and upon such terms and conditions as Venture deems reasonable (including without limitation, by deferred payment) all in Venture's absolute discretion and without the concurrence of the Debtor, provided however that any sale of the Collateral to Venture shall be at fair market value at the time of such sale, lease or disposition, and provided however, that Venture shall not be required to do so and it shall be lawful for Venture to use and possess the Collateral for any and all purposes and in any manner Venture sees fit, all without hindrance or interruption by the Debtor or any other person or persons, subject to the Permitted Encumbrances, provided however that none of the foregoing shall prejudice Venture's right to pursue the Debtor for recovery in full of the amount of the Indebtedness, including the amount of any deficiency owing after the application of the proceeds of realization (and to the extent permitted by law, the Debtor waives its rights to the protection afforded by any rule of law or legislation respecting such deficiency);

      (f) to appoint by instrument in writing, with or without bond, or by application to any Court of competent jurisdiction, a Receiver of the Collateral and to remove any Receiver so appointed and appoint another or others in his stead. Any such Receiver shall, so far as concerns responsibility for his acts, be deemed the agent of the Debtor and not of Venture. Subject to the provisions of the instrument appointing him, any such Receiver shall have the power to take possession of the Collateral, to preserve the Collateral or its value, to carry on or concur in carrying on the business of the Debtor as it relates to the Collateral and to sell, lease or otherwise dispose of or concur in selling, leasing or otherwise disposing of the
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            Collateral (including dispositions by way of deferred payment). To facilitate the foregoing powers, any such Receiver may enter upon, use and occupy all premises owned or occupied by the Debtor where Collateral may be situate, to employ and discharge such employees, agents or professional advisors as the Receiver deems advisable, to enter into such compromises, arrangements or settlements regarding the Collateral as the Receiver deems advisable, to borrow or otherwise raise money on the security of the Collateral and to issue Receiver's certificates and do all such other acts as the Receiver deems advisable in connection with any of the powers referred to herein. Except as may be otherwise directed by Venture, all monies received from time to time by the Receiver in carrying out his appointment shall be received in trust for and paid over to Venture. In addition, every Receiver may, in the discretion of Bank, be vested with all or any of the rights and powers of Venture under the Act or any other applicable legislation or under this Agreement or any other agreement;

      (g) to rescind or vary any contract for sale, lease or other disposition that the Debtor or Venture may have entered into and to resell, release or redispose of the Collateral;

      (h) to deliver to any purchasers of the Collateral good and sufficient conveyances or deeds for the same free and clear of any claim by the Debtor. For such purposes, the purchaser or lessee receiving any disposition of the Collateral need not inquire whether Default under this Agreement has actually occurred but may as to this and all other matters rely upon a statutory declaration of an officer of Venture, which declaration shall be conclusive evidence as between the Debtor and such purchaser or lessee, and any such disposition shall not be affected by any irregularity of any nature or kind relating to the enforcement of this Agreement or the exercise of the rights and remedies of Venture;

      (i) to exercise any of the powers and rights given to a Receiver pursuant to this Agreement;

      (j) to provide written notice to the Debtor that all the powers, functions, rights and privileges of the directors and officers of the Debtor with respect to the Collateral, have or shall cease as of the date notified therein, except to the extent specifically continued at any time by Venture in writing; and

      (k) to take the benefit of or to exercise any other right, proceeding or remedy authorized or permitted at law or in equity, whether as a secured party pursuant to the Act as the same is in force from time to time or otherwise.

All rights and remedies of Venture are cumulative and may be exercised at any time and from time to time independently or in combination. No delay or omission by Venture in exercising any right or remedy shall operate as a waiver thereof or of any other right or remedy, and no singular partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Provided always that Venture shall not be liable or accountable for any failure to exercise its remedies, take possession of, collect, enforce, realize, sell, maintain, lease or otherwise dispose of the Collateral, or to institute any proceedings for such purposes. Venture shall have no obligation to take any steps to preserve rights against other parties, shall have no obligation to exercise any of the rights and remedies available to it on Default and shall not be liable or accountable for not exercising any such rights and remedies.

Venture may waive any Default but no such waiver shall be effective unless made in writing and signed by an authorized officer of Venture. Any such waiver shall not extend to, or be taken in any manner whatsoever to affect, any subsequent Default or the rights resulting therefrom.

By its acceptance of this Agreement, Venture acknowledges that it shall not, except in the case of the bankruptcy of the Debtor, enforce this Security Agreement against any personal property of the Debtor used solely for the personal or household use and enjoyment of the Debtor or the Debtor's immediate family.

10.   VENTURE MAY REMEDY DEFAULT

Venture shall have the right, but shall not be obliged to, remedy any Default of the Debtor and all sums thereby expended by Venture shall be payable immediately by the Debtor, together with interest thereon at the rate of interest then chargeable by Venture to the Debtor on any portion of the Indebtedness under the Credit Agreement. All such sums shall be added to the Indebtedness and shall be secured by this Agreement. In no case shall the exercise of Venture's rights pursuant to this Section 10 be deemed to relieve the Debtor from such Default or be deemed a waiver of such Default or of any other prior or subsequent Default.

11.   USE OF COLLATERAL

Subject to compliance with the Debtor's covenants contained herein and to the following provisions of this Section 11, until Default the Debtor may:

      (a) in the case of Equipment, dispose of the same for the purpose of immediately replacing it by other Equipment of a similar nature or of a more useful or convenient character and of at least equal value;

      (b) in the case of Inventory, Accounts and Money, dispose of the same in the ordinary course of the business of the Debtor and for the sole purpose of carrying on the same; and

      (c) otherwise possess, collect, use, enjoy and deal with the Collateral in the ordinary course of the Debtor's business in any manner not expressly or impliedly prohibited herein or otherwise inconsistent with the provisions of this Agreement.

Notwithstanding the foregoing:

      (a) after Default Venture may notify all or any Account Debtors and may direct such Account Debtors to make all payments owed in respect of the Collateral directly to Venture; and

      (b) the Debtor agrees that any payments on or other Proceeds of Collateral received by the Debtor, after Default, shall be received and held by the Debtor in trust for Venture and shall be turned over to Venture upon request.

If the Collateral at any time includes Securities, after Default, the Debtor authorizes Venture to transfer the same or any part thereof into its own name or that of its nominees so that Venture or its nominees may appear on record as the sole owner thereof. After Default the Debtor waives all rights to receive any notices or communications in respect of such Securities and agrees that no proxy issued by Venture to the Debtor or its order as aforesaid shall thereafter be effective.

12.   APPROPRIATION OF PAYMENTS

All payments made at any time by the Debtor in respect of the Indebtedness and all Proceeds realized from any Securities held therefor may be applied (and reapplied from time to time notwithstanding any previous application) in accordance with the Credit Agreement, all without prejudice to the rights of Venture hereunder, including Venture's right to collect from the Debtor the amount of any deficiency remaining after application of all such payments and Proceeds.

13.   POWER OF ATTORNEY AND AUTHORIZATION TO FILE

The Debtor hereby authorizes Venture to file such Financing Statements and other documents and do such acts, matters and things (including completing and adding schedules to this Agreement identifying Collateral or locations) as Venture from time to time deems appropriate to perfect, continue and realize upon the Security Interest and to protect and preserve the Collateral. In addition, for valuable consideration, the Debtor hereby irrevocably appoints Venture and its officers from time to time, or any one or more of them, to be the true and lawful attorney of the Debtor, with full power of substitution, in the name of and on behalf of the Debtor to execute and to do all deeds, transfers, conveyances, assignments, assurances, and other things which the Debtor ought to execute and do under the covenants and provisions contained in this Agreement and generally to use the name of the Debtor in the exercise of all or any of the rights, remedies and powers of Venture pursuant hereto.

14.   MISCELLANEOUS

      (a) Subject to the terms of this Agreement, Venture may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, comprise, settle, grant releases and discharges and otherwise deal with the Debtor, debtors of the Debtor, sureties and others and with the Collateral and other securities as Venture sees fit, all without prejudice to the liability of the Debtor to Venture or to Venture's rights in respect thereof. In addition, and subject to the terms of this Agreement, on Default Venture may demand, collect, and sue on the Collateral in either the Debtor's or Venture's name, all at Venture's option, and may endorse the Debtor's name on any and all cheques, commercial paper and other Instruments pertaining to or constituting the Collateral.

      (b) Without limiting any other right of Venture, whenever the Indebtedness is due and payable or Venture has the right to declare it to be due and payable (whether or not it has been so declared), Venture may, in its sole discretion, and upon notice to the Debtor set off against the Indebtedness any and all monies then owed to the Debtor by Venture or owed pursuant to the Securities Purchase Agreement to the Debtor by Venture in any capacity, whether or not due, and Venture shall be deemed to have exercised such right to set-off immediately at the time of making its decision to do so even though any charge therefor is made or entered on Venture's records subsequent thereto.

      (c) Neither this Agreement nor the Security Interest may be assigned by Venture or by the Debtor, without the prior express consent of the other party.

15.   NOTICE

In addition to the notice provisions contained in the Act, whenever the Debtor or Venture is required or entitled to notify or direct the other or to make a demand or request upon the other, such notice, direction, demand or request shall be in writing and shall be sufficiently given only if delivered, transmitted by facsimile, or sent by prepaid registered mail addressed to the party for whom it is intended in accordance with the Credit Agreement. Either party may notify the other of any change in such party's address to be used for the purposes hereof. All such communications shall, in the case of delivery or facsimile, be deemed received on the date of delivery and, if mailed as aforesaid, shall be deemed received on the fifth business day following the date of posting. In the case of a disruption in postal service all such communications shall be delivered or transmitted by facsimile.

16.   INTERPRETATION

      (a) This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta.

      (b) This Agreement and the security afforded by it is in addition to and not in substitution for any other security now or hereafter held by Venture and is intended to be a continuing security agreement and shall remain in full force and effect until the Indebtedness is paid in full, except for the provisions of Section 6B of this Agreement which shall survive the termination of this Agreement. Venture shall have no obligation to provide such release unless and until the full amount of the Indebtedness has been paid in full.

      (c) If any provision of this Agreement is held invalid, in whole or in part, by any Court of competent jurisdiction, the remaining terms and provisions of this Agreement shall remain in full force and effect and this Agreement shall be enforced to the fullest extent permitted by law.

      (d) The Debtor hereby waives the benefit of all statutory, common law and equitable rights, benefits and provisions which in any way limit or restrict Venture's rights and remedies, to the extent that such waiver is not expressly prohibited by law. The Debtor acknowledges and agrees that Venture shall have the right to recover the full amount of the Indebtedness by all lawful means, including the right to seek recovery of any deficiency remaining after the sale of the Collateral.

      (e) The headings of the sections of this Agreement are inserted for convenience of reference only and shall not affect or limit the construction or interpretation of this Agreement.

      (f) All schedules, whether attached hereto on the date hereof or subsequently attached pursuant to the provisions of this Agreement, form part of this Agreement. With the exception of any schedules which may be added hereafter by Venture without the concurrence of the Debtor pursuant to the provisions of this Agreement, no modification, variation or amendment of this Agreement shall be made except by a written agreement executed by the Debtor and Venture.

      (g) When the context so requires, words importing the singular number shall be read to include the plural and vice versa, and words importing gender shall be read with all grammatical changes necessary to reflect the identity of the parties.

      (h) This Agreement shall enure to the benefit of Venture, its successors and permitted assigns and shall be binding upon the Debtor, its successors and permitted assigns.

      (i)   Time shall be in all respects of the essence of this Agreement.

17.   RECEIPT OF DOCUMENTS

      (a)   The Debtor hereby acknowledges receiving a copy of this Agreement.

      (b) The Debtor hereby waives its right to receive a copy of any Financing Statement, Financing Change Statement or verification statement which may be filed by or issued to Venture pursuant to the Act.

IN WITNESS WHEREOF the Debtor has executed this Agreement as of the day and year first above written.

                            CONTINENTAL HOLDINGS LTD.

                            Per: /s/ L.J. STINN
                                -------------------------------------
                                Name:  Les J. Stinn              (c/s)
                                Title:   President

                            Per: /s/  R.D. SELF
                                -------------------------------------
                                Name:  Roy D. Self
                                Title:   Vice-President, Geophysical Operations


                            DEBTOR ADDRESS:
                            210, 3030 3rd Avenue N.E.
                            Calgary, Alberta T2A 6T7
                            Facsimile:  (403) 273-6729